UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2005

INSMED INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

4851 Lake Brook Drive, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

(804) 565-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

Director Option Grants

On May 11, 2005, Insmed Incorporated (“the Company”) issued an option for 17,500 shares of the Company’s common stock, exercisable at the fair market value on the date of grant, to each the Company’s non-employee directors, Randall Whitcomb, Melvin Sharoky, Steinar Engelsen, Graham Crooke and Kenneth Condon. Each option will become exercisable in full on May 11, 2006 if the recipient attends at least 75% of the meetings of the Board of Directors between the date of grant and the next annual meeting of the Board of Directors. The options expire on May 11, 2011. The form of option grant is attached hereto as exhibit 10.1

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Form of director stock option grant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated
Date: June 10, 2005
	By:	/s/ Kevin P. Tully
	Name:	Kevin P. Tully C.G.A.,
	Title:	Chief Financial Officer, Treasurer and Controller

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of director stock option grant.